Accounts Receivable, Net - Schedule of Allowance for Accounts Receivable (Details) - USD ($)	12 Months Ended
	Oct. 31, 2025	Oct. 31, 2024
Accounts and Financing Receivable, after Allowance for Credit Loss [Abstract]
Balance, at beginning of the year	$ 741,753	$ 803,170
Effects on adoption of ASC 326	0	(3,553)
Addition (Reversal)	842,339	(79,442)
Exchange rate difference	11,739	21,578
Balance, at end of the year	$ 1,595,831	$ 741,753